                                                                  EXHIBIT 10.115


                      JOHNSON AND DANLEY CONSTRUCTION CO.
                             SUBCONTRACT AGREEMENT

                                                         Subcontract No. 9924-01

SUBCONTRACTOR:      MEADOW VALLEY CONTRACTORS, INC.
                    PO BOX 60726
                    PHOENIX, AZ 85082-0726
                    TELEPHONE: (602) 437-4111
                    FAX:       (602) 437-4114

OWNER:              NEW MEXICO STATE HIGHWAY AND TRANSPORTATION DEPARTMENT

PROJECT:            ALAMOGORDO RELIEF ROUTE, PHASE II
                    NMSH&TD PROJECT NO. SP-4916(202)
                    NMSH&TD CONTROL NO. 3650
                    J & D PROJECT NO. 9924

SUBCONTRACTORS' NEW MEXICO CONTRACTOR'S LICENSE NO. 068526

     In consideration of the mutual promises made herein this 14/th/ day of July, 1999, Johnson & Danley Construction Co. ("Contractor"), and Meadow Valley Contractors, Inc. ("Subcontractor"), a corporation enter into this agreement (the "Subcontract") and agree as follows:

     1.   Contract Documents.
          ------------------

     1.1 As used herein, the term "Contract Documents" shall refer to and include this Subcontract and its exhibits, the terms and conditions of the contract between the Contractor and the Owner (the "Prime Contract") along with the drawings, standard specifications, supplementary and special provisions, Contractor's Project schedule, and all addenda, amendments or modifications thereto, the invitation and instruction to bidders, and all other exhibits or documents that form or are made a part of the Prime Contract. The parties agree that the Contract Documents are incorporated herein by reference.

     1.2 Subcontractor represents and warrants that it (1) has carefully examined and understands the Contract Documents, (2) is familiar with the conditions and circumstances under which its work will be performed, and (3) is in no way relying upon any opinion or representation of Contractor.

     1.3 Subcontractor agrees to comply with and be bound to Contractor by the terms of the Contract Documents and to assume toward Contractor all the duties and obligations that Contractor assumes in the Contract Documents toward the Owner. In case of conflicts or inconsistencies between this Subcontract and the other Contract Documents, the Subcontract shall control. Subcontractor shall bind lower tier subcontractors and suppliers to full compliance with the Contract Documents.

     17.  Miscellaneous.
          -------------

     17.1 In the event Subcontractor rents, borrows, or otherwise uses any of Contractor's equipment, scaffolding, or other appliances, Subcontractor agrees to accept such items "as is." Any such use shall be at the sole risk of Subcontractor, who hereby agrees to defend, hold harmless and indemnify Contractor against any and all claims, losses, or damages arising from such use.

     17.2 Subcontractor shall have available at the job site a supervisory and authorized representative whose qualifications and attendance at the Project site shall be subject to review by the Contractor. Failure to comply with this requirement shall be sufficient grounds for withholding monies due Subcontractor until a qualified supervisor is made available.

     17.3 At no time prior to the expiration of any warranty period required by the Contract Documents shall Subcontractor perform any work directly for or deal directly with the Owner or its representatives concerning the Project unless otherwise directed in writing by Contractor.

     17.4 Contractor's waiver of any of the provisions of the Subcontract, or Contractor's failure to exercise any options or legal remedies provided herein, shall not be construed as a general waiver of its right thereafter to require such compliance or to exercise such option or remedy.

     17.5 This Subcontract constitutes the entire agreement between the parties and supersedes all prior proposals, negotiations and agreements. If any provision of this agreement is found to be invalid or otherwise unenforceable, then the remaining provisions shall remain in full force and effect.

     17.6 To be effective, all modifications or amendments to the Subcontract must be in writing.

     17.7 This agreement is not effective until signed by the Contractor and delivered or mailed to Subcontractor.

     17.8 The Subcontract shall be construed and interpreted according to the laws or the state where the Project is located.

     17.9 Initial project survey and staking will be provided by the contractor. Any additional survey will be provided at the following rates: 2 person party - $85.00 per hour, 3 person party - $ 10.00 per hour.


JOHNSON AND DANLEY CONSTRUCTION.        MEADOW VALLEY CONTRACTORS, INC

By /s/ Joel Danley                      By /s/ Samuel J. Grasmick
  ------------------------------          --------------------------------------

Title  President                        Title  Area Manager
      --------------------------              ----------------------------------

Date  7/28/99                           Date  7/14/99
     ---------------------------             -----------------------------------

                                   MVCI(SUB)

PROJECT:        ALAMOGORDO RELIEF ROUTE - PHASE 2
                SP-4916 (202): CN 3650
                OTERO COUNTY, NEW MEXICO                        PROJECT NO. 9924
OWNER:          NMSH&TD


SUBCONTRACTOR:  MEADOW VALLEY CONTRACTORS, INC.
                P.O. BOX 60726
                PHOENIX, ARIZONA 85082-4119

----------------------------------------------------------------------------------------------
     BID                                                              UNIT
     ITEM        DESCRIPTION                         QUANTITY   UNIT  PRICE       AMOUNT
----------------------------------------------------------------------------------------------
       203011 ENVIRONMENT MONITOR'G                       1.00   LS     9,000.00      9,000.00
      511000A RDWY STR. CONC. CL.A                    1,212.00   CY       260.00    315,120.00
       511700 REINF.CONC.MINOR STR.                      19.00   CY       550.00     10,450.00
       540200 WELDED WIRE FABRIC                     24,980.00   LB         1.05     26,229.00
       541200 STR.STL FOR MISC STR.                   7,814.00   LB         2.50     19,535.00
       601000 REM.STR. & OBSTR'NS                         1.00   LS    23,900.00     23,900.00
       618000 TRAFF.CONTROL MGMT                          1.00   LS    95,000.00     95,000.00
       620001 NOXIOUS WEED MGMT                           1.00   LS    22,300.00     22,300.00
       621100 CONTRACTOR QC                               1.00   LS    92,000.00     92,000.00
       622002 T2 FIELD LAB                                1.00   EA    25,000.00     25,000.00
       622100 SUPPL. FIELD LAB                            1.00   EA     5,252.25      5,252.25
       622110 SUPERPAVE FIELD LAB                         1.00   EA    25,000.00     25,000.00
       702238 8' BARRICADE                                8.00   EA       350.00      2,800.00
       702800 TRAFFIC CONTROL PLAN                        1.00   LS    25,000.00     25,000.00
       801000 CONSTRUCTION STAKING                        1.00   LS   125,000.00    125,000.00
       210000 BRIDGE EXCAV. & BKFL                    1,420.00   CY        20.00     28,400.00
       502400 SOIL BORINGS                              120.00   LF        55.00      6,600.00
       505000 X-HOLE SONIC LOGGING                       32.00   EA       800.00     25,600.00
       505010 LOW STRAIN INT.TESTING                      2.00   EA     3,200.00      6,400.00
       511000 STRUCT.CONC. CL.A                       3,062.00   CY       230.00    704,260.00
       511230 4" STRUCT.CONC. CL.B                    2,257.00   SY        38.00     85,766.00
       511300 SUBSTRUCT.CONC. CL.A                      382.00   CY       260.00     99,320.00
       511700 REINF.CONC. FOR MINOR                     107.00   CY       265.00     28,355.00
       512000 SUPERSTRUCT. CONC.                      1,123.00   CY       280.00    314,440.00
       513054 T54 PS BRIDGE MEMBER                    2,295.00   LF        13.00     29,835.00
       514032 32" BARRIER RAILING                       576.00   SF        43.00     24,768.00
       532100 ANTI-GRAFFITI COATING                   5,206.00   LB         2.10     10,932.60
       540200 WELDED WIRE FABRIC                      6,846.00   LB         0.60      4,107.60
       541000 STR.STL FOR BRIDGES                     9,048.00   LB         2.60     23,524.80
       562000 BRIDGE JT STRIP SL                        215.00   LF       105.00     22,575.00
       562100 T-A POLYMER BRIDGE JT                     274.00   LF        30.00      8,220.00
----------------------------------------------------------------------------------------------
                                                                                  2,244,690.25
                                                                                  ------------

INCLUSIONS:     ALL ABOVE ENUMERATED WORK ITEMS COMPLETE, UNLESS SPECIFICALLY
                EXCLUDED BELOW.
EXCLUSIONS:     GROSS RECEIPTS TAXES AND BONDS.

            New Mexico State Highway and Transportation Department
                       PERMISSION TO SUBCONTRACT REQUEST

                                                             No.   9924-01
                                                                 ---------------
                                                             Date  July 14, 1999
                                                                  --------------

I/We requested your permission to subcontract the work listed below in connection with my/our

Project No.     SP-4916(202)                      Control No.    3650
           -------------------------------                   -------------------
to                     Meadow Valley Contractors, Inc.
   -----------------------------------------------------------------------------
whose address is       P0 Box 60726, Phoenix, AZ 85082
                 ---------------------------------------------------------------
whose license no. is   068526
                    ------------------------------------------------------------
and whose license classification is ____________________________________________
This subcontractor (a)    N/A     is (b)   N/A   is not (check (a) (b) as
                      -----------        -------
appropriate) a DBE Firm.

                           WORK TO BE SUBCONTRACTED

                                                                                 Contract
  Item No.               Description                   Unit      Quantity       Unit Price     Amount
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
               SEE ATTACHED SCOPE OF WORK
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL SUBCONTRACTED AMT                 $ 2,244,690.25
                                                                                           ------------------

This subcontracted amount is  18.1296  % of $ 12,381,289.00 the total contract
                             ---------       ---------------
amount.

            Previous amount subcontracted under this contract...   $        0.00
                                                                    ---------------
            Total Amount subcontracted to date..................   $2,244,690.25
                                                                    ---------------
            Total % subcontracted to date.......................         18.1296  %
                                                                    ---------------

I/We verify that the subcontractor has the appropriate license classification to perform the work, certify that the same plans, specifications, special provisions, and all other contract provisions are to apply to the work under the subcontract as apply to the prime contract, and guarantee that they will be observed and followed by the subcontractor.

Copies of the following documents are hereby attached to this application: letters of consent from the bonding company; copy of subcontract; a copy of the subcontractor's "wallet card" issued by the Construction and Industries Division of the Regulation and Licensing Department; assignment of antitrust claims signed by the subcontractor; Form No. A-571 previous performance certification signed by the subcontractor; and if applicable, Form No. A585, DB-A1, Contract Goal for Disadvantage Business in Highway Construction.

I/We certify that the following checked provisions are incorporated into the subcontract and that the subcontractor has these provisions in his possession with a signed original form of the subcontract.

 * N/A    Form FHWA-1273 (rev.8-89)          * N/A    Requirement For Affirmative                X    NM Minimum wage rates
--------                                    --------                                         --------
 * N/A    Special Provision Specific                  Action to Ensure                                Decision No.  OT 99-1061A
--------                                                                                                           ------------
          EEO Resp.(23 U.S.C. 140)                    EEO (E.O. 11246)                           X    Wage Rates Notice to
                                                                                             --------
 * N/A    Std. EEO Const. Contract           * N/A    Notices to Prospective Fed. Aid                 Contractors
--------                                    --------
          Specification (E.0. 11246)                  Const. Contractors (9-18-75)               X    Special Provisions for
                                                                                             --------
 * N/A    Notice to contractors              * N/A    General wage decision, No.____________          submission of weekly payrolls
--------                                    --------
          modifying above item                 N/A    Special Provision for                      X    Special Provision for
                                            --------                                         --------
 * N/A    Training Special Provisions                 DBE participation                               Apprentices
--------

*NOT REQUIRED ON 100% STATE FUNDED PROJECTS

I/We certify that the provisions checked above are in my/our possession and attached to my/our copy of the subcontract.

   Meadow Valley Contractors, Inc.                     /s/ Samuel J. Grasmick                                      7/14/99
------------------------------------------------------------------------------------------------------------------------------------
Name of Subcontracting Firm                   Signature and Title of Official from Subcontracting Firm              Date

I/We certify this to be correct and agree to allow audit verification by the New Mexico State Highway and Transportation Department

   Johnson and Danley Construction Co.                 /s/ Joel Danley                                               7/28/99
------------------------------------------------------------------------------------------------------------------------------------
Name of Prime Contracting Firm                Signature and Title of Official from Prime Contracting Firm           Date

RECOMMENDED:

__________________________________________
Project Manager                     Date


CONCURRED:                                   APPROVED:


________________________________________________________________________________
District Construction Engineer               District Engineer          Date